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RLF1 28758649v.1 IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE _________________________________________ In re: PHASEBIO PHARMACEUTICALS, INC. Debtor.1 ) ) ) ) ) ) ) Chapter 11 Case No. 22-10995 (LSS) _________________________________________ ) GLOBAL NOTES AND STATEMENT OF LIMITATIONS, METHODOLOGY AND DISCLAIMERS REGARDING MAY 31, 2023 MONTHLY OPERATING REPORT The debtor and debtor in possession (the “Debtor”) in the above-captioned chapter 11 case (the “Chapter 11 Case”) has prepared and filed the attached May 31, 2023 Monthly Operating Report (the “MOR”) in the United States Bankruptcy Court for the District of Delaware (the “Court”). The Debtor has prepared the MOR with the assistance of its advisors and professionals solely for the purpose of complying with the reporting requirements applicable in the Chapter 11 Case and is in a format consistent with the instructions provided by the Office of the United States Trustee for the District of Delaware. The financial information contained herein is unaudited, limited in scope, and is not prepared in accordance with accounting principles generally accepted in the United States of America nor in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. In preparing the MOR, the Debtor relied on financial data available from the limited books and records available to it at the time of such preparation, as well as certain filings from the docket in the Chapter 11 Case. Although the Debtor made commercially reasonable efforts to ensure the accuracy and completeness of the MOR, inadvertent errors or omissions may exist.2 For the avoidance of doubt, the Debtor hereby reserves its right to amend and supplement the MOR as may be necessary or appropriate. Each signatory to the MOR has necessarily relied upon the efforts, statements, advice, and representations of personnel of the Debtor and its advisors and professionals. Each signatory has 1 The last four digits of the Debtor’s federal tax identification numbers is 5697. The Debtor’s principal office is located at 3500 S. Dupont Hwy, Dover, Delaware 19901. 2 The Debtor, and its agents, advisors, attorneys, and other professionals, as applicable, do not guarantee or warrant the accuracy or completeness of the data that is provided in the MOR. Case 22-10995-LSS Doc 665-1 Filed 06/22/23 Page 1 of 7

2 RLF1 28758649v.1 not (and could not have) personally verified the accuracy of each such statement, representation, and answer contained in the MOR. Part 1: Cash Receipts and Disbursements. The MOR presents the Debtor’s receipts and disbursements for the period from May 1, 2023 through May 31, 2023. Part 2: Asset and Liability Status. The amounts identified in Part 2 of the MOR are derived from the Debtor’s unaudited and estimated accrual-based Balance Sheet as of May 31, 2023. Postpetition payables includes accounts payable. Please refer to the notes above for information about presentation and limitations that may exist in the MOR. Part 3: Assets Sold or Transferred. Pursuant to the Order Establishing Procedures to Sell or Transfer Certain De Minimis Assets [Docket No. 420], the Debtor filed on June 9, 2023 the report regarding certain assets sold or transferred by the Debtors during the period from May 1, 2023 through and including May 31, 2023 [Docket No. 652] (the “De Minimis Sale Report”). As described in the De Minimis Sale Report, the assets sold during this period include the following:  Certain laptops, monitors, keyboards, and office chairs sold to certain non-insider employees of the Debtor for $250. Part 4: Income Statement (Statement of Operations). This MOR presents the Debtor’s best estimate of its cash-basis Statements of Operations for the period from May 1, 2023 through May 31, 2023. Please refer to the notes above for information about presentation and limitations that may exist in the MOR. Part 5: Professional Fees and Expenses. The Debtor made approved payments to certain restructuring professionals during the period from May 1, 2023 through May 31, 2023. Part 6: Postpetition Taxes. The Debtor collects, withholds, and incurs withholding, income, and property taxes, as well as other business and regulatory fees and assessments (collectively, the “Taxes and Fees”). The Debtor remits the Taxes and Fees to various federal, state, and local governments (collectively, the “Authorities”). The Debtor pays the Taxes and Fees to the Authorities on a periodic basis, remitting them monthly, semi-monthly, quarterly, semi-annually, or annually depending on the nature and incurrence of a particular Tax or Fee. On November 15, 2022, the Court entered an order [Docket No. 139] authorizing, but not directing, the Debtor to, among other things, pay Taxes and Fees that arise or accrue in the ordinary course of business on a postpetition basis consistent with prepetition practices. The Debtor believes that it is current with respect to any outstanding, postpetition amounts due. Exhibit E: Balance Sheet. This MOR presents the Debtor’s best estimates of its accrual-based Balance Sheet at May 31, 2023. Accrued Clinical and MFG, and Other include Debtor Professional Fees incurred but unpaid as of May 31, 2023. Please refer to the notes above for information and limitations that may exist in the MOR. Case 22-10995-LSS Doc 665-1 Filed 06/22/23 Page 2 of 7

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In re: PhaseBio Pharmaceuticals, Inc.
Case No. 22-10995
Statement of Cash Receipts and Disbursements Summary
Reporting Period: May 1 to May 31, 2023
(amounts in $)

		PhaseBio Pharmaceuticals, Inc.
Cash Beginning of Month	**$**	**7,196,617.98**
Receipts		
Collections of Accounts Receivable		-
DIP Loan Proceeds		-
Inter-Company Cash Transfers		-
Cash Collateral Proceeds		-
Sale of Assets		250.00
Employee Benefit Refunds		-
Other		18,005.72
Total Receipts		**18,255.72**
Disbursements		
Payroll & Taxes		123,552.29
Employee Benefits		-
Rent		-
Insurance		-
Essential Vendors		-
Other Operating Disbursements		27,910.80
Interest & Fees		-
Other		-
Professional Fees		487,858.47
U.S. Trustee Quarterly Fees		250,160.12
Court Costs		-
Total Disbursements		**889,481.68**
Net Cash Flow (Receipts Less Disbursements)		**(871,225.96)**
Cash - End of Month	**$**	**6,325,392.02**

In re: PhaseBio Pharmaceuticals, Inc. Case No. 22‐10995 Statement of Operations Reporting Period: May 1 to May 31, 2023 (amounts in $) Cash‐Basis PhaseBio  Pharmaceuticals, Inc. Gross Sales ‐$                                          Cost of goods sold ‐                                            Gross profit ‐                                            Selling expenses ‐                                            General and administrative expenses 151,241.75                          Other expenses ‐                                            Depreciation and/or amortization (not included in 4b) ‐                                            Interest & Fees ‐                                            Taxes (local, state, and federal) ‐                                            Reorganization items 738,018.59                          Miscellaneous (Income) / Expense (18,255.72)                            Profit (loss) (871,004.62)$                       Case 22-10995-LSS Doc 665-1 Filed 06/22/23 Page 4 of 7

In re: PhaseBio Pharmaceuticals, Inc. Case No. 22‐10995 Balance Sheet Reporting Period: May 1 to May 31, 2023 (amounts in $) PhaseBio  Pharmaceuticals, Inc. Cash 6,188,380$                           Prepaids 2,179,323                             Fixed Assets ‐                                            Right of Use Asset ‐ Operating ‐                                            Deposits ‐                                            Total Assets 8,367,703                             Accounts Payable 38,710,836                          Payroll Liabilities ‐                                            Current Portion of JMB Loan ‐                                            Current Portion of Deferred Sublicense Revenue ‐                                            Accrued Clinical and MFG, and Other 6,884,702                             Accrued Interest ‐                                            Short Term Operating Lease Liability ‐                                            Long Term Portion of JMB Debt ‐                                            Long Term Operating Lease Liability ‐                                            Long Term Portion of Deferred Sublicense Revenue ‐                                            Development Derivative ‐                                            Total Liabilities 45,595,538                          Common Stock 50,175                                  APIC ‐ Common Stock 303,195,368                        Treasury Stock (24,178)                                 Retained Earnings (475,199,845)                       Net Income 134,750,645                        Total Equity (37,227,835)                         Total Liabilities and Equity 8,367,703                             Case 22-10995-LSS Doc 665-1 Filed 06/22/23 Page 5 of 7

In re: PhaseBio Pharmaceuticals, Inc. Case No. 22‐10995 Schedule of Payments to Insiders Reporting Period: May 1 to May 31, 2023 The Debtor hereby submits this attestation regarding payments to insiders during May 2023. No non‐cash transfers were made during this reporting period. /s/ Lawrence Perkins June 22, 2023 Signature of Authorized Individual Date Lawrence Perkins Chief Restructuring Officer Printed Name of Authorized Individual Title of Authorized Individual All payments made to insiders were on account of ordinary course salaries and authorized travel and expense reimbursements in the post  petition period and/or in accordance with interim and final orders authorizing the Debtor to pay, among other things, prepetition wages,  salaries, employee benefits, and other compensation (Docket Nos. 48 & 141). Case 22-10995-LSS Doc 665-1 Filed 06/22/23 Page 6 of 7

In re: PhaseBio Pharmaceuticals, Inc. Case No. 22‐10995 All bank statements and bank reconciliations for the reporting period Reporting Period: May 1 to May 31, 2023 /s/ Lawrence Perkins June 22, 2023 Signature of Authorized Individual Date Lawrence Perkins Chief Restructuring Officer Printed Name of Authorized Individual Title of Authorized Individual The Debtorʹs standard practice is to ensure that bank reconciliations are completed before closing the books each reporting period. I attest  that each of the Debtors’ bank accounts has been reconciled in accordance with their standard practices. The Debtor hereby submits this attestation regarding bank account reconciliations in lieu of providing copies of bank statements, bank reconciliations and journal entries during May 2023. Case 22-10995-LSS Doc 665-1 Filed 06/22/23 Page 7 of 7